                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-43716, No. 33-71920, No. 33-74320, No. 333-02888, No. 333-20321, No. 333-69591, No. 333-89909, No. 333-75281, No.
333-87421 and No. 333-88985.


                                                             ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
 March 29, 2000